[GRAPHIC OMITTED]
                                    BIOAGRA

                    P.O. Box 1713, Hinesville, Georgia  31310
                  (912)368-2870 (877)200-4659 Fax (912)368-2874


     THIS AGREEMENT made and entered into on the date last written below by and between Bioagra, LLC (the "Manufacturer"), a Georgia limited liability company, with offices at 103 Technology Drive, Hinesville, GA, USA and AHD International, LLC, a Georgia limited liability company ("AHD"), with offices at 3340 Peachtree
                                           ---
Road NE, Suite 850, Atlanta, GA.

                                   WITNESSETH

     WHEREAS, Manufacturer is engaged in the business of manufacturing and producing the products described in Exhibit A attached hereto (collectively, the
                                    ---------
"Products");  and
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     WHEREAS, AHD is engaged in the business of marketing, distributing and selling chemicals which are used in the manufacture of dietary supplements which are sold throughout the world; and

     WHEREAS, the parties desire to enter into this Agreement, whereby Manufacturer agrees that it will manufacture and sell to AHD, and AHD agrees that it will purchase from Manufacturer, the Products, upon the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, do hereby promise and agree as follows:

I. PURCHASE ORDERS. AHD will issue purchase order for product specifying Product desired, quantity of Product, and shipping and delivery requirements. Manufacturer agrees to ship product upon acceptance of a Purchase Order.

II. TERM. The term of this Agreement shall begin on April 1, 2007 and shall terminate on March 31, 2012 and shall be subject to automatic renewal terms of five years each thereafter, provided with respect to any renewal term, the Territory shall include only those countries that are not Deficit Countries (as defined in Section IV below) at the time of the renewal. AHD may elect not to renew by providing thirty (30) days' prior written notice of termination to Manufacturer either before the end of the initial term of this Agreement or before the end of any renewal period.

III. EXCLUSIVITY. Subject to the terms of this Section III, Section IV below, and Exhibit B, Manufacturer shall not, directly or indirectly, in its own capacity or through one or more, subsidiaries, affiliates, partners, agents, distributors, independent contractors, employees, individuals or entities, sell the Products in the territory defined on Exhibit B (the "Territory") to any
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party other than AHD.  Manufacturer agrees that AHD shall be its sole distributor of Products in the Territory. The exclusivity rights granted pursuant to this Section III shall be subject to termination with respect to any country in the Territory in which AHD has not sold the Minimum Amounts as


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described in Section IV below.  Manufacturer grants to AHD the royalty free right to sell the Products in the Territory, including the right to use and sell, and grant others the right to use and sell, the Products in the Territory under any applicable patent and the right to use, copy and display all trademarks and trade names of Manufacturer associated with the Products. Manufacturer retains the right to sell to the customer identified on Exhibit B.
                                                                     ---------

IV. MINIMUM PURCHASES. If AHD fails to purchase the amount of Products described on Exhibit A attached hereto (the "Minimum Amounts") within the time
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periods described therein within a country included in the Territory (a "Deficit
                                                                         -------
Country"), Manufacturer shall have the right, upon notice given to AHD within 30
-------
days following the expiration of the relevant time period, to initiate sales of the Products to parties other than AHD in the Deficit Country. Failure by AHD to purchase the Minimum Amounts shall not constitute a breach of this Agreement by AHD, but it shall terminate any exclusivity within the Deficit Country. AHD shall retain the non-exclusive right to sell Product in the Deficit Country and the exclusive right to sell in any country in the Territory that is not a Deficit Country.

V. RETURNS; ACCEPTANCE. AHD may, without limiting any other remedy, return, at Manufacturer's expense, any or all (a) Product that is damaged or defective,
(b) Product that is subject to a recall or Product that AHD reasonably determines presents a similar safety risk, (c) Product that does not conform to
the Purchase Order.   Any documents signed by AHD acknowledging AHD's receipt of
Products will not constitute acceptance of such Products for purposes of determining conformity of quality or quantity of such Products.

VI. PRICE. The price for each Product purchased by AHD is set forth on Exhibit C. Manufacturer shall not increase the prices for Products without
---------
first giving AHD 90 days prior written notice. Prices may not be increased within the initial 12 month period of this Agreement and may only be increased once per year thereafter. The price offered to AHD shall be the best price given by Manufacturer to its other customers of the Products purchasing similar quantities. All taxes and duties are the responsibility of AHD.

VII. PAYMENT. The purchase price for the Products shall be paid by AHD in U.S. Dollars and shall be due 30 days following receipt by AHD of an invoice; provided, however, if AHD pays the purchase price within 20 days after the
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Products are delivered to it, then AHD shall receive a discount of 1% of the purchase price of the Products ordered. An invoice may be issued by Manufacturer upon shipment of the Product. If product is shipped by Manufacturer for AHD anywhere outside the continental United States, payments shall be made on the same date as shipment is made by wire transfer.

VIII. SHIPPING; INSURANCE. All Products shall be shipped FOB Hinesville, GA to the shipping location specified by AHD in its Purchase Order, provided Manufacturer shall be responsible, at its sole cost and expense, for insuring the Product until it reaches a designated AHD location in the United States. If AHD asks Manufacturer to ship Product outside the United States, then AHD shall be responsible for insuring the Product, and all other costs of transporting the Products, including, without limitation, any export fees, taxes and custom duties, if applicable.


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IX.     PRODUCT WARRANTY.  Manufacturer represents and warrants as follows:  The
Products shall conform to the specifications provided by AHD and shall be free from adulteration and contamination. The Products shall be of a quality comparable to all samples delivered to AHD. If applicable, the Products shall be properly tested and packaged and comply with all applicable federal, state, and local laws, ordinances, rules, regulations, orders, licenses, permits and other requirements of governmental authorities ("Laws"), including Laws
                                                 ----
pertaining to labeling of Products and disclosure of warnings, directions for use, and ingredients, if applicable. All Products shall have a shelf life not less than the shelf life set forth in the specifications provided by AHD. Upon delivery of the Product to AHD, AHD will receive good and valid title to the Product.

X. INDEMNITY. Manufacturer agrees to defend, indemnify and hold harmless AHD, its officers, agents, servants and employees from and against all liability, court costs, damages, expenses, and losses, including, without limitation, reasonable attorneys' fees and costs, arising out (a) a breach of Manufacturer's representations, warranties, and covenants as set forth in this Agreement, and (b) any claim that the sale of the Products by AHD in the Territory, or the use of the trademarks or trade names associated therewith, violates any patent, copyright, trademark, trade name, trade secret or other intellectual property right of any third party.

XI. INSURANCE. During the term of this Agreement and for a period of three years thereafter, Manufacturer shall maintain appropriate insurance coverage, consistent with industry standards, in the type and amount as would be obtained by a prudent provider of the Products. In no event shall the limits of said policies be considered as limiting the liability of Manufacturer under this Agreement. Manufacturer will provide insurance certificates to AHD upon AHD's request. All such policies shall name AHD as an additional insured.

XII. CONFIDENTIALITY. The terms of this Agreement, any information provided by Manufacturer to AHD, and any information provided by AHD to Manufacturer pursuant to this Agreement ("Confidential Information"), shall be maintained in
                             ------------------------
confidence by the parties and not disclosed to any third party or used for any purposes except for the purpose of performing under this Agreement and enforcing a party's rights under this Agreement. The specifications for the Products provided by AHD to Manufacturer shall be the Confidential Information of AHD. Each party will use reasonable steps to protect the Confidential Information of the other party against unauthorized disclosure or use. Notwithstanding the foregoing, the terms of this Agreement may be disclosed by a party to its attorneys, accountants, financial advisors, and, subject to the execution of a written confidentiality agreement in form reasonably satisfactory to the owner of the Confidential Information, any potential purchaser or acquirer of a party. The parties acknowledge that disclosure of the Confidential Information would result in irreparable damage to the owner of the Confidential Information, and in addition to any other rights or remedies available to it, a party shall be entitled to injunctive relief in the event of any breach or threatened breach of this Section. Confidential Information shall not include information that is generally available to the public (through no fault of the receiving party), was known to the receiving party prior to disclosure by the disclosing party, is rightfully disclosed to the receiving party by a third party, or is independently developed by the receiving party without use of or access to the Confidential Information as evidenced by its written records. Each party agrees to return all such Confidential Information to the disclosing party promptly upon the termination of this Agreement. All such information will remain the


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
disclosing party's exclusive property. If either party is required by law to disclose the Confidential Information of the other party, the receiving party shall notify the disclosing party prior to disclosure and shall cooperate in the efforts of the disclosing party to limit or seek confidential treatment of the Confidential Information.

XIII. TERMINATION. This Agreement may be terminated by either party, if the other party breaches any of its obligations set forth in this Agreement and fails to cure such breach within 30 days following receipt by the breaching party of written notice from the non-breaching party, which notice sets forth in reasonable detail the nature of the breach. The provisions of Sections IX through XVIII shall survive any termination or expiration of this Agreement.

XIV. GOVERNING LAW; JURISDICTION. This Agreement shall be construed under, and be governed by, the laws of the State of Georgia, United States of America, without reference to any applicable conflict of laws, rules or provisions or the Convention on Contracts for the International Sale of Goods. Manufacturer irrevocably consents to the venue and exclusive jurisdiction of the courts in Fulton County, Georgia, with respect to any dispute arising out of this Agreement.

XV. NOTICES. All notices or communications under this Agreement must be in writing and are deemed to have been duly given (i) on the date of receipt if delivered personally (including delivery by courier service), (ii) on the date of transmission if transmitted by facsimile, with written confirmation of receipt received, or (iii) five days after mailing if delivered by the postal service. All notices shall be sent to the respective parties at the following facsimile numbers and addresses, or such other facsimile number or address as a party may provide to the other by written notice complying with this Section:

               AHD:            AHD International, LLC
                               3340 Peachtree Road, Suite 850
                               Atlanta, Georgia  30326-1143
                               USA
                               Attention:  John Alkire
                               Fax No.  404-233-4041


               Manufacturer:   Bioagra, LLC
                               103 Technology Drive
                               Hinesville,  GA  31313
                               USA
                               Attention:  Neal Bartoletta
                               Fax No.  912-368-2874

XVI. ASSIGNMENT; BINDING EFFECT; MODIFICATIONS. This Agreement may not be assigned by Manufacturer or by AHD without the prior written consent of Manufacturer or AHD, provided this Agreement may be assigned by either party in


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
the event of a sale of all or substantially all of the assets or equity interests of the party or in connection with a merger, recapitalization, or similar transaction. This Agreement shall bind the parties hereto and their successors and permitted assigns. This Agreement may not be modified or amended in any respect except in writing signed by both parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of party, their agents or employees, and the provisions of this Agreement may be waived only by instruments in writing signed by an authorized officer of the respective party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision or of the same provision on another occasion.

XVII. ENTIRETY OF AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes and terminates all other agreements, understandings, covenants, conditions or undertakings, oral or written, concerning such subject matter of this Agreement.

XVIII.    COUNTERPARTS.  For the convenience of the parties, this Agreement may be executed in one or more counterparts, and each counterpart is deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as on the date last written below.


AHD INTERNATIONAL, LLC                     BIOAGRA, LLC


By: ___________________________            By: ___________________________
    John Alkire, President                     Neal Bartoletta, President

Date: _________________________            Date: _________________________



                              NOTE;  AS  AGREED  TO  PARAGRAPH  XI- INSURANCE IS
                         BEING APPLIED FOR AND AS SOON AS IT'S RECEIVED SAID COPY SHALL BE SUBMITTED TO AHD.



                              __________                     _____________
                                 NJB                              JA


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                                    EXHIBIT A
                            PRODUCT; MINIMUM AMOUNTS


PRODUCT:  Beta-1,3/1,6-D-glucan

MINIMUM AMOUNTS: To retain exclusivity within a country within the Territory, AHD must sell the following minimum quantities of the Product within such country during each year indicated below:

Year 1 (December 1, 2007- November 30, 2008):   Average of 500 Kg/month/ country

Year 2 (December 1, 2008- November 30, 2009):   Average of 1000 Kg/month/country

Years 3-5 (December 1, 2009- March 31, 2012):   Average of 2000 Kg/month/country

Notwithstanding the foregoing, the minimum amounts set forth above shall be reduced in half for a country during any month in which AHD does not have exclusive rights for all markets in the respective country.


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                                    EXHIBIT B
                                    TERRITORY


TERRITORY: AHD will have exclusive rights, if so desires, to distribute the Products to all users in the following countries:

     1.   Canada
     2.   Chile
     3.   Brazil
     4.   Japan
     5.   Vietnam
     6.   South Korea
     7.   Australia
     8.   New Zealand
     9. South Africa (exclusive rights for the human market only; non-exclusive rights for non-human markets)
     10.  Germany
     11.  Denmark
     12. Mexico (exclusive for human market only until after August 2007; after August 2007, exclusive for all markets)
     13. United States; provided in the United States of America, AHD will have exclusive rights only to the human and aquaculture markets (except for Caribbean Seafood Co of Waycross, GA). AHD will have nonexclusive rights to all other markets in the United States except as listed below. Both AHD and Manufacturer will disclose their known customer lists in the United States and will work together to prevent any possible conflict.

     - AHD may not distribute the Products under the name "Agrastim" in the poultry, cattle, and swine markets in the states of Delaware, Maryland, New Jersey, North Carolina, Pennsylvania, Tennessee, Texas, Virginia, or West Virginia.

     - AHD may not distribute the Products to Premier Organic Farms (Sherman, TX and Abbeyville, LA).


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                                    EXHIBIT C
                                     PRICING


The prices for the cumulative amount of Products purchased by AHD shall be set forth in a separate Confidential Pricing Memorandum, which shall be signed and dated by both parties.